Exhibit 10.12

Loan agreement

Lender:                                           (hereinafter “Party A”)

Taxpayer identification number:

Borrower:                                       (hereinafter referred to as Party B)

Taxpayer identification Number:

Company A is a shareholder of Company B. Party B applies for loan from Party A for business needs, and Party A agrees to lend Party B funds for business operation. Based on the principle of equality, voluntariness and good faith, both parties have reached this agreement through consultation, with a view to abiding by it.

I. Purpose of the loan:

1. Party B’s loan to Party A shall only be used for business operation, specifically:

2. Party B must use the loan in accordance with the purpose agreed in this Loan Agreement and shall not misuse the loan for other purposes or carry out illegal activities.

Ii. Loan Amount: Party B borrows RMB                 (in words RMB                 only) from Party A.

Iii. Term of Loan:

1. The loan term shall start from (date) (yyyy) to (date) (yyyy).

2. If the actual borrowing date does not match the date, the actual borrowing date shall prevail. Party B shall issue a receipt upon receipt of the loan. The receipt issued by Party B shall be annexed to this Agreement and shall have the same legal effect as this Agreement.

3. Party B shall settle the principal and interest of the loan with Party A within 7 days upon expiration of the loan term.

Iv. Interest Rate of Loan:

The loan hereunder shall be repaid in one lump sum from the date of allocation by Party A when the principal is due.

V. Payment method

Party A shall transfer the loan to Party B’s following account in one time by way of transfer.

Borrower Party B’s user name:

Account Number:

Bank of deposit:

Vi. Others

This contract shall come into force upon being signed and sealed by both parties. This contract is made in two originals, with each party holding one. Both originals are equally authentic.

Party A (Seal) :

Legal Representative or Authorized Representative:

Signing date:

Party B (Seal) :

Legal Representative or authorized Representative:

Signing date: